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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Forest City Enterprises, Inc. (the "Company") on Form 10-Q for the quarter ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by Forest City Enterprises, Inc. and will be retained by Forest City Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  June 12, 2003

                                     /s/CHARLES A. RATNER
                                     -----------------------------------
                                     Name:  Charles A. Ratner
                                     Title: President and Chief Executive
                                            Officer



                                     /s/THOMAS G. SMITH
                                     -----------------------------------
                                     Name:  Thomas G. Smith
                                     Title: Executive Vice President,
                                            Chief Financial Officer and
                                            Secretary


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed a part of the Report or as a separate disclosure document.